                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) 2 August 2006

                                 EESTech, Inc.
             (Exact name of registrant as specified in its charter)

         DELAWARE                 0-32863                       33-0322627
(State or other jurisdiction    (Commission                    (IRS Employer
    of incorporation)           File Number)                 Identification No.)

23011 Mountain Parkway, Suite A-10, LAGUNA HILLS, CA     92653
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  949/380-4033

ITEM 8.01 - OTHER EVENTS

On 3 July 2006 the company completed the acquisition of a 58% interest in Liquatech Pty Ltd.

ComEnergy Pty Ltd, Australia. holds the exclusive International marketing and production rights to the Hybrid Coal Gas Turbine (HCGT) Intellectual Property.

ComEnergy Pty Ltd, represents a 50/50 partnership between an Australian Government Office, and industry partner, Liquatech Turbine Pty Ltd.

EESTech will derive ongoing benefits from the worldwide commercialization of the HCGT technology, by way of EESTech's interest in Liquatech Turbine Pty Ltd.

This acquisition affords EEST stockholders the opportunity to enter another Economically and Environmentally Sustainable Technology that has applications in mining and biomass to energy processing.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



EESTech, Inc
(Registrant)


Date     2 August 2006


/s/ Paul Bailey
-----------------------------
(Signature)*
Paul Bailey- Chief Executive Officer
             Chief Financial Officer